Exhibit 99.4

Asset-Backed Commercial Paper As of September 30, 2008 October 15, 2008

STATE STREET.

Asset Backed Commercial Paper (ABCP) Conduits

MULTISELLER PEER GROUP COMPARISON AS OF 09/30/2008

> Multiseller Peer Group, identified by Moody's, consists of 51 domestic and international banks

State Street-Sponsored Conduits



B/B 1%
NR 11%
BB/Ba 1%
BBB/Baa 7%
A/A 10%
AA/Aa 17%
AAA/Aaa 53%

Multiseller Peer Group**



Other 1%
Aaa 7%
Aa 12%
A 11%
Baa 11%
Ba 3%
B 11%
NR* 44%

* NR Assets in State Street-Sponsored Conduits reflect structured transactions. These transactions are not rated but have been reviewed by rating agencies and have been structured to maintain a P1 or similar conduit rating.

**Source: Moody's Investor Service; data as of 4/30/08

Moody's peer group includes: Citibank, NA, JPMorgan Chase Bank, Societe Generale, ABN AMRO, Deutsche Bank AG, Bank of America NA, Fortis Banque SA, Barclays Bank, Rabobank Nederland, Lloyds TSB Bank, State Street Bank, Calyon, Bayerische Landesbank GZ, Dresdner Bank AG, Royal Bank of Canada, WestLB AG, Wachovia Bank, HSBC Bank, Royal Bank of Scotland, BNP Paribas, Bank of Tokyo-Mitsubishi UFJ, Commerzbank AG, Hudson Castle Group Inc., Landesbank Baden-Wurttemberg, Credit Suisse, Bank of Montreal, Bank of Nova Scotia, ING Bank, SunTrust Bank, Bayerische Hypo-und Vereinsbank AG, CIBC, Credit Foncier de France, Danske Bank A/S, DZ Bank, GE Capital, HBOS, HSH Nordbank AG, IntesaBCI, IXIS, KBC Bank, Landesbank Hessen-Thuringen GZ, MBIA, Merrill Lynch, Mizuho Bank, National Australia Bank, Natixis, Norddeutsche Landesbank GZ, Nordea Bank, PNC, Sumitomo, Titrisation et Finance Internationales

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted.

2

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 3 ABCP Conduits > Approximately $2.7 billion (11%) of all conduit assets are wrapped by a monoline insurer > Wrap exposure is diversified across a variety of insurers and asset classes, with no material concentration in any one area Wrap Exposure by Asset Class Wrap Exposure by Insurer AGC 2% AMBAC 20% CIFG 5% FGIC 12% FSA 17% MBIA 30% Syncora 12% Radian Asset Assurance 2% Auto/ Equipment Loans 0.2% Other 4.2% US RMBS 4.9% Student Loans 1.1% AUS RMBS 0.2% Unw rapped 89.4% ASSET WRAP EXPOSURE AS OF 9/30/2008

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 4 ABCP Conduits KEY METRICS AS OF 9/30/2008 $0 0 0 0 0 0 Defaults $25.5B $1.63B $6.19B 4 years 15 days 24.4 $(2.138)B 72 22 18 3 Q3 ’08 - - - - - - - $1.71B $1.31B $572M $86M Q3 ’08 Asset Value - - - - AMLF Holdings $28.4B $212M 4 years 20 days 10.2 $(1.627)B 6 1 125 0 Q2 ’08 Insurer Related Credit Related Insurer Related Credit Related $28.3B $28.8B $29.2B Total Conduit Assets Outstanding $292M $2M $730M State Street Balance Sheet ABCP holdings1 88 26 0 4 years 16 days 26.4 $(1.495)B 2 28 0 Q1 ’08 11.6 18.9 CP funding spread to indices (bps) 4 years 4 years Weighted average maturity of assets 20 days 15 days Weighted average maturity of CP $(530)M $(215)M Unrealized after-tax MTM gain/(loss) 1 1 Credit watch 0 0 0 0 Downgrades Q4 ’07 Q3 ’07 1Excluding AMLF holdings at period end

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 5 ABCP Conduits UNREALIZED GAIN/(LOSS) IN THE CONDUIT ASSETS AS OF 9/30/2008 2% — 1% — 2% Non- Investment Grade 11% 26% 21% — Not Rated AAA BBB A AA 7% 2% 9% 8% 10% 7% 15% 7% 17% 10% 8% 25% 25,501 4,517 7,918 13,066 Face Value ($M) 53% 55% 46% 58% Ratings 720 (2,138) 100.0 TOTAL 94 (347) 17.7 Other 186 (381) 31.1 Asset-backed securities 440 (1,410) 51.2 Mortgage-backed securities # Pools Unrealized After-tax MTM (Loss) ($M) Face Value (% Total) Investment

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 6 ABCP Conduits UNREALIZED GAIN/(LOSS) IN THE ASSET-BACKED SECURITIES IN THE CONDUIT ASSETS AS OF 9/30/2008 1% 1% 3% — Non- Investment Grade 21% 7% 2% 49% Not Rated 1 0 1 0 Downgrades AAA BBB A AA 9% — 29% 4% 15% 1% 30% 18% 8% 14% 6% 3% 7,918 2,952 1,973 2,993 Face Value ($M) 46% 77% 30% 26% Ratings 186 (381) 100.0 ABS TOTAL 55 (180) 37.3 Student loans 70 (116) 24.9 Credit cards 61 (85) 37.8 Auto # Pools Unrealized After-tax MTM (Loss) ($M) Face Value (% Total) Investment

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 7 ABCP Conduits STRESS COVERAGE: ASSET-BACKED SECURITIES IN THE CONDUIT ASSETS AS OF 09/30/2008 HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL SFL: 12.0% (historic default rate with 0% recoveries) Coverage: 8.3x HCL: 0.0% Avg. CE: 99.2% Govt. Student Loans: $2.4B SFL: 7.0% (assumes no insurance) Coverage: 8.4x HCL: 5.2% Avg. CE: 58.8% (with insurance) Private Student loans: $0.5B SFL: 8.0% (high range expectation of ratings agencies) Coverage: 2.0x HCL: 5.9% (weighted avg. charge-offs) Avg. CE: 16.6% Non US Credit Cards: $0.3B SFL: 7.5% (worst single month annualized) Coverage: 2.4X SFL: 2.8% (using worst vintage in 10 years) Coverage: 2.5x HCL: 6.0% (weighted avg. charge-offs) Avg. CE: 17.8% US Credit Cards: $1.7B HCL: 1.0% Avg. CE: 6.9% Autos: $3.0B

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 8 ABCP Conduits UNREALIZED GAIN/(LOSS) IN THE MORTGAGE-BACKED SECURITIES IN THE CONDUIT ASSETS AS OF 09/30/2008 Non-Investment Grade 2% — 7% — — 20 0 3 1 16 Downgrades AAA BBB A AA 8% 32% 11% 1% — 7% 28% 4% 6% 3% 25% 18% 6% 9% 64% 13,066 1,837 3,609 4,020 3,600 Face Value ($M) 58% 22% 72% 84% 33% Ratings 77 (126) 14.1 UK RMBS 440 (1,410) 100.0 TOTAL 115 (904) 27.6 US RMBS 62 (286) 30.7 European RMBS 186 (94) 27.6 Australian RMBS # Pools Unrealized After-tax MTM (Loss) ($M) Face Value (% Total) Investment

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 9 ABCP Conduits STRESS COVERAGE: MORTGAGE-BACKED SECURITIES IN THE CONDUIT ASSETS AS OF 09/30/2008 SFL: 1.5% (stress CDR; 5 year WAL; 50% LGD) Coverage: 5.0x SFL: 1.5% (stress CDR; 5 year WAL; 50% LGD) Coverage: 3.5x SFL: 1.4% (stress of 2x industry avg. cumulative losses) Coverage: 73x SFL: if all monolines fail except FSA and w e have a 0% recovery, the estimated after-tax loss would be approximately $217M SFL: 12.5% (1x S&P July 2008 revised default curve) Coverage: 2.5x HCL: 0.0% (with insurance) Avg. CE: 0.24% (overcollateralization) plus monoline insurance US RMBS (HELOC) : $1.2B HCL: 0.1% Avg. CE: 5.3% UK RMBS: $1.8B HCL: 0.2% Avg. CE: 7.6% European RMBS: $4.0B HCL: 0.2% Avg. CE: 102% w ith benefit of Lender’s Mortgage Insurance AUS RMBS: $3.6B HCL: 0.5% Avg. CE: 31.9% US RMBS (non-HELOC): $2.4B HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 10 ABCP Conduits > Estimated pro-forma impact to State Street Corporation’s and State Street Bank and Trust’s capital ratios had State Street Bank and Trust consolidated onto its balance sheet on September 30, 2008, all of the assets of the State Street-sponsored conduits at fair value (1) : (1) The estimated pro-forma impact to State Street Corporation’s and State Street Bank and Trust’s capital ratios assumes: - All four State Street-sponsored conduits, with combined assets of approximately $25.5 billion at September 30, 2008, are consolidated onto the balance sheet of State Street Bank and Trust on September 30, 2008; - Assets of the conduits are recorded at fair value Note: Capital ratios for the Corporation and the Bank exclude $76.7B of assets related to the Federal Reserve Board’s AMLF Program. The Tangible Common Equity ratio also excludes the $53.8B of Federal Reserve and other central bank deposits in excess of required reserves, and is adjusted to exclude the effects of $509M for deferred tax liabilities associated with non-tax deductible identifiable intangible assets ESTIMATED PRO-FORMA IMPACT TO FINANCIAL RATIOS AS OF 09/30/2008 State Street Corporation State Street Bank and Trust Preliminary Pro-forma as of Preliminary Pro-forma as of Ratios: 9/30/2008 9/30/2008 9/30/2008 9/30/2008 Tier 1 Leverage 8.36% 6.85% 6.72% 5.14% Tier 1 Capital 16.14% 13.25% 12.84% 9.83% Total Capital 17.40% 14.51% 14.29% 11.28% Tangible Common Equity 4.80% 3.05% na na

STATE STREET.

ABCP Conduits

OVERVIEW

> **State Street sponsors four ABCP conduits**
  - Conduit A (A1/P1)
    - US assets, approx. $9.9 billion USD
    - USD denominated ABCP
  - Conduit B (A1/P1)
    - US and European assets, approx. $11.0 billion USD
    - USD, GBP and EUR denominated ABCP
  - Conduit C (A1+)
    - Australian assets, approx. $1.6 billion USD
    - AUS denominated ABCP
  - Conduit D (A1+/P1)
    - Australian assets, approx. $3.0 billion USD
    - AUS and USD (through USD funding leg) denominated ABCP

> **Total # Asset Pools: 720**

> **Country of Asset Origin:**


Netherlands
2%
Other
7%
Germany
3%
Portugal
2%
Italy
6%
Spain
7%
Great Britain
9%
United States
44%
Australia
20%

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted.

11

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 12 ABCP Conduits > US RMBS Statistics: > WA FICO: 713 at origination > WA LTV: 75.1% at origination > AUS RMBS Statistics: > 97% Rated AA- or Better > 99.4% insured with mortgage insurance > UK RMBS Statistics: > Nearly all exposure is to owner-occupied homes with prime quality obligors > 67% rated at least A > EUR RMBS Statistics: > 84% AAA Rated > 99.6% rated at least A RMBS – Residential Mortgage Backed Securities WA – Weighted Average FICO – Credit Score from Fair Isaac Co. LTV – Loan-to-Value ratio * Key components of “Other” include Trade Receivables, CLOs, Business/Commercial Loans, and other instruments. No individual asset class represents more than 2% of total portfolio assets, except Trade Receivables at 2.5% and CLOs at 3.6%. AUS RMBS 14% US RMBS 14% EUR RMBS 16% UK RMBS 7% Student Loans 12% Auto/Equipment Loans 12% Credit Cards 8% Other 17% ASSET COMPOSITION

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 13 ABCP Conduits > Conduit assets are originated through public security purchases and existing client relationships > All assets and associated State Street liquidity facilities are approved by State Street’s Enterprise Risk Management (ERM), either through a formal review at the time of purchase or through inclusion on a list of pre-approved transactions/structures > A majority of assets are either explicitly rated or reviewed by rating agencies (Moody’s, Standard & Poor’s) > Conduits subject to significant internal controls – Dedicated surveillance team responsible for monthly monitoring of asset performance – Robust liability management oversight, including economic and market updates, and weekly management meetings – Dedicated administration team responsible for asset and liability administration, annual audits and accounting policy ASSET SOURCING AND APPROVAL

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 14 CONDUIT OVERSIGHT AND APPROVAL > ERM Oversight – ERM establishes prudential limits and diversification requirements – ERM monitors asset performance monthly through management’s surveillance reporting > Key Credit Characteristics – Strong overall asset quality supported by diversified pools of relatively homogenous financial obligations – No material concentration risk among issuers or servicers – No exposure to subprime mortgages and no exposure to asset-backed collateralized debt obligations (CDOs) > Rating Quality – Transactions that carry external ratings are mapped to State Street’s internal credit risk rating scale, unless an override is deemed appropriate by Enterprise Risk Management (ERM) – Transactions without external ratings are rated internally using proprietary models that are subject to ERM oversight and compliance with State Street’s Model Risk Policy and Guidelines ABCP Conduits

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 15 KEY CREDIT CHARACTERISTICS – US RMBS > Exposure to US RMBS totals $3.6BN, consisting entirely of senior positions in the capital structure > Collateral pools are comprised of mostly floating rate, Alt-A loans and Home Equity Lines of Credit (HELOCs). Underlying pool characteristics are strong for RMBS (WA FICO score of 713, and WA LTV of 75.1% at origination) > $2.2BN of this exposure (60%) represents “super-senior” positions in RMBS, with 2- 5X the initial enhancement levels required to achieve an external rating of AAA/Aaa > $1.2BN in HELOC exposure (34%), all of which is insured by one of six bond insurers > The remaining $217.4MM of US RMBS exposure (6%) represents well-seasoned issues externally rated AAA that exhibit strong underlying pool characteristics (WA FICO score of 719, and a WA LTV of 67% at origination) ABCP Conduits

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 16 > Exposure to AUS RMBS totals $3.6BN (US Equiv.), greater than 97% of which is externally rated AA- or better, and all of which is externally rated A or better > Collateral consists of diversified pools of prime obligors supported by private mortgage insurance policies (99.4%) that cover principal and interest shortfalls on defaulted / foreclosed loans > Greater than 95% of mortgage insurance providers have external ratings of AA- or better; the balance are captive insurers, all of which are rated investment grade > Average loan-to-value ratio of 63% on security purchase date > Average loan size of A$172,331 (US$120,631) on security purchase date KEY CREDIT CHARACTERISTICS – AUS RMBS* *Includes AUD-denominated assets > AUD Rate of Exch ange: 0.7924 ABCP Conduits

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 17 KEY CREDIT CHARACTERISTICS – UK RMBS* > Exposure to UK RMBS totals $1.8BN, with 22% AAA, 18% AA, 28% A, and 32% BBB > Majority of exposure is to UK Master Trusts from AA rated top-tier issuers > Collateral consists of diversified pools of conforming loans to prime obligors with a range from 62% and not higher than 78% weighted average LTV’s at origination > Nearly all exposure is to owner occupied homes with prime quality obligors * Includes GBP, EUR and USD-denominated assets > GBP Rate of Exchange: 1.78055 > EUR Rate of Exchange: 1.40923 ABCP Conduits

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 18 KEY CREDIT CHARACTERISTICS – EUROPEAN RMBS* > Exposure to European RMBS totals $4.0BN, with 84% AAA, 9% AA, 6% A, and 1% BBB > Collateral consists of diversified pools of prime mortgage loans > Sellers/Servicers are well-rated European banks > Purchase of first European RMBS occurred in 2000 > Assets originated across 7 jurisdictions *Includes EUR-denominated assets > EUR Rate of Exchange: 1.40923 ABCP Conduits Spain 37% Italy 35% Germany 1% Ireland 5% Portugal 7% Netherlands 10% Greece 5%

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 19 KEY CREDIT CHARACTERISTICS – US STUDENT LOANS > Exposure to US Student Loans totals $2.94BN > 82.4%, or $2.42BN, are backed by Federal Family Education Loan Program (FFELP) loans carrying at least a 97% guarantee by the US government > Of the $2.42BN FFELP loan transactions, $1.97BN are senior classes, with the vast majority rated AAA, while the remaining $450MM represents subordinated classes (of the $450MM, 95% rated at least AA and 5% rated at least A) > 17.6% or $516MM are backed by diversified pools of private student loans (for borrowers primarily attending 4-year schools or graduate schools) ABCP Conduits

STATE STREET.

ABCP Conduits

PROGRAM ASSET CHARACTERISTICS

($ in billions)

Program Assets by Collateral Type

	30-Sep-08		30-Jun-08		30-Sep-07	
	$	%	$	%	$	%
AUS RMBS	$3.6	14%	$4.6	16%	$5.0	18%
US RMBS	$3.6	14%	$3.8	14%	$4.4	15%
EUR RMBS	$4.0	16%	$4.6	16%	$4.5	15%
UK RMBS	$1.8	7%	$2.1	7%	$2.3	8%
Student Loans	$3.0	12%	$3.1	11%	$3.3	11%
Auto/Equipment Loans	$3.0	12%	$3.2	11%	$2.6	9%
Credit Cards	$2.0	8%	$2.0	7%	$2.1	7%
Other*	$4.5	17%	$5.0	18%	$5.0	17%
	$25.5	100%	$28.4	100%	$29.2	100%

* Key components of "Other" include Trade Receivables, CLOs, CDOs, Business/Commercial Loans, Municipal Obligations and Trust Preferred Securities. No individual asset class represents more than 2% of total portfolio assets, except Trade Receivables at 2.5% and CLOs at 3.6%.

Program Assets by Rating	30-Sep-08		30-Jun-08		30-Sep-07	
	$	%	$	%	$	%
AAA/Aaa	$13.7	53%	$15.1	53%	$17.9	62%
AA/Aa	$4.3	17%	$5.3	19%	$4.5	15%
A/A	$2.5	10%	$2.9	10%	$2.2	8%
BBB/Baa	$1.8	7%	$2.0	7%	$1.5	5%
BB/Ba	$0.2	1%	$0.2	1%	$0.0	0%
B/B	$0.1	1%	$0.0	0%	$0.0	0%
NR**	$2.9	11%	$2.9	10%	$3.1	10%
	$25.5	100%	$28.4	100%	$29.2	100%

** NR Assets in State Street Sponsored Conduits reflect structured transactions. These transactions have not been rated but have been reviewed by rating agencies and have been structured to maintain a P1 or similar conduit rating.

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted.

20

All data related to State Street-sponsored conduits as of 9.30.2008, unless otherwise noted. 21 PROGRAM ASSET CHARACTERISTICS Program Assets by Asset Origin $ % $ % $ % United States $11.2 44% $11.7 41% $12.4 42% Australia $5.0 20% $6.2 22% $6.3 22% Great Britain $2.3 9% $2.7 9% $3.2 11% Spain $1.8 7% $2.0 7% $1.9 7% Italy $1.7 6% $2.0 7% $1.8 6% Portugal $0.6 2% $0.7 3% $0.7 2% Germany $0.7 3% $0.7 3% $0.7 2% Netherlands $0.4 2% $0.5 2% $0.5 2% Greece $0.3 1% $0.3 1% $0.3 1% Belgium $0.3 1% $0.3 1% $0.3 1% France $0.2 1% $0.3 1% $0.2 1% Ireland $0.2 1% $0.2 1% $0.2 1% Other - Europe $0.6 2% $0.6 2% $0.5 1% Other - Asia $0.2 1% $0.2 0% $0.2 1% $25.5 100% $28.4 100% $29.2 100% **Percentage breakdowns for the earnings call slides have been slightly adjusted for rounding/totaling purposes. 30-Sep-07 30-Sep-08 30-Jun-08 ABCP Conduits